Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Quarterly Report of GreenMan Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 (the "Report"), I, Lyle Jensen, President and Chief Executive Officer of the Company, hereby certify that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 9, 2007

/s/ Lyle Jensen
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Lyle Jensen
President and Chief Executive Officer